UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020
KAR Auction Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11299 N. Illinois Street
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange

INTRODUCTORY NOTE

On June 29, 2020 (the “Second Closing Date”), KAR Auction Services, Inc. (NYSE: KAR) (the “Company”), a Delaware corporation, completed the previously announced issuance and sale of 30,000 additional shares of the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), to an affiliate of Periphas Capital GP, LLC (“Periphas”) for an aggregate purchase price of $30 million plus accumulated dividends from and including the first closing date to but excluding June 29, 2020 (the “Second Periphas Issuance”), pursuant to the terms of the Investment Agreement, dated as of May 26, 2020 (the “Periphas Investment Agreement”), by and between the Company and Periphas.

In connection with the Second Periphas Issuance and the previously disclosed initial issuances and sales of shares of Series A Preferred Stock on June 10, 2020 by the Company to (i) an affiliate of Ignition Parent LP, a Delaware limited partnership and affiliate of Apax Partners, L.P., and (ii) an affiliate of Periphas, the Company received notice on June 22, 2020 from the United States Federal Trade Commission of the early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the date of such early termination, the “HSR Clearance Date”). As previously disclosed, pursuant to the Certificate of Designations designating the Series A Preferred Stock filed by the Company with the Secretary of State of the State of Delaware on June 9, 2020 (the “Certificate of Designations”), following the HSR Clearance Date, the holders of the Series A Preferred Stock are entitled to vote with the holders of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as a single class and are entitled to vote as a separate class with respect to, among other things, any amendment to the Company’s organizational documents that has an adverse effect on the Series A Preferred Stock, the authorization or issuance by the Company of securities that are senior or equal in priority to the Series A Preferred Stock, and any increase or decrease in the number of authorized shares of Series A Preferred Stock and issuance of shares of Series A Preferred Stock.

The foregoing description of the Certificate of Designations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Designations, which was attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on June 10, 2020 and is incorporated herein by reference.

Item 1.01	Entry Into a Material Definitive Agreement.

On the Second Closing Date, the Company and an affiliate of Periphas entered into a Registration Rights Agreement (the “Periphas Registration Rights Agreement”). Under the Periphas Registration Rights Agreement, the Company is required, prior to the expiration of a one-year lock-up period (the “lock-up period”), to file a shelf registration statement covering the resale of all Registrable Securities of each Holder (each as defined in the Periphas Registration Rights Agreement), and to use reasonable best efforts to maintain the effectiveness of such shelf registration statement. The Periphas Registration Rights Agreement also grants each Holder customary “piggyback” registration rights. If, following the lock-up period, the Company proposes to register any shares of Common Stock, whether or not for its own account, each Holder will be entitled, subject to certain exceptions, to include such Holder’s Registrable Securities in the registration, subject to certain cut-back priority provisions.

The foregoing description of the Periphas Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Periphas Registration Rights Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in the section above entitled “Introductory Note” is incorporated herein by reference. The information contained in Item 3.02 and in Item 5.03 of the Company's Current Report on Form 8-K filed with the Commission on June 10, 2020 with respect to this transaction is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 with respect to the Periphas Registration Rights Agreement is incorporated herein by reference.

Forward-Looking Statements

Certain statements contained in this report include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and which are subject to certain risks, trends and uncertainties. In particular, statements made that are not historical facts may be forward-looking statements. Words such as “should,” “may,” “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements. Such statements are based on management's current expectations, are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include those uncertainties regarding the impact of the COVID-19 virus on our business and the economy generally, and those other matters disclosed in the Company’s Securities and Exchange Commission filings. The Company does not undertake any obligation to update any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
3.1
Certificate of Designations Designating the Series A Convertible Preferred Stock (incorporated herein by reference to Exhibit 3.1 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 10, 2020).

10.1	Registration Rights Agreement, dated June 29, 2020, by and between KAR Auction Services, Inc. and Periphas Kanga Holdings, LP.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAR Auction Services, Inc.

Date: June 29, 2020     By: /s/ Eric M. Loughmiller
Eric M. Loughmiller
Executive Vice President and Chief Financial Officer